UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

BEN FRANKLIN FINANCIAL, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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April 5, 2010

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Ben Franklin Financial, Inc., the parent company of Ben Franklin Bank of Illinois. The Annual Meeting will be held at our main office, located at 830 East Kensington Road, Arlington Heights, Illinois at 10:00 a.m. (Central Time) on May 5, 2010.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Ben Franklin Financial, Inc. Our directors and officers, as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.

The business to be conducted at the Annual Meeting includes the election of two directors and the ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2010.

Our Board of Directors has determined that the election of each of the nominees and the ratification of the appointment of our independent registered public accounting firm are in the best interests of Ben Franklin Financial, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees and the ratification of the appointment of our independent registered public accounting firm.

Also enclosed for your review is our Annual Report on Form 10-K for the year ended December 31, 2009, which contains detailed information concerning our activities and operating performance. On behalf of the Board of Directors, please take a moment now to complete, sign, date and return the proxy card in the postage-paid envelope provided. Voting in advance of the Annual Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

C. Steven Sjogren

Chairman of the Board,

President and Chief Executive Officer

BEN FRANKLIN FINANCIAL, INC.

830 East Kensington Road

Arlington Heights, Illinois 60004

(847) 398-0990

NOTICE OF

2010 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 5, 2010

Notice is hereby given that the 2010 Annual Meeting of Stockholders of Ben Franklin Financial, Inc. (the “Meeting”) will be held at our main office, located at 830 East Kensington Road, Arlington Heights, Illinois at 10:00 a.m. (Central Time) on May 5, 2010.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of two directors of Ben Franklin Financial, Inc.;

2.	The ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for Ben Franklin Financial, Inc. for the year ending December 31, 2010; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 19, 2010 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE YOUR SHARES BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF BEN FRANKLIN FINANCIAL, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

Our Proxy Statement, 2009 Annual Report on Form 10-K and Proxy Card are available at http://www.benfrankbank.com/proxymaterials.html.

By Order of the Board of Directors

Bernadine V. Dziedzic
Corporate Secretary

Arlington Heights, Illinois

April 5, 2010

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

BEN FRANKLIN FINANCIAL, INC.

830 East Kensington Road

Arlington Heights, Illinois 60004

(847) 398-0990

2010 ANNUAL MEETING OF STOCKHOLDERS

May 5, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Ben Franklin Financial, Inc. to be used at our Annual Meeting of Stockholders of Ben Franklin Financial, Inc., which will be held at our main office, located at 830 East Kensington Road, Arlington Heights, Illinois at 10:00 a.m. (Central Time) on May 5, 2010, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 5, 2010.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. You may vote by signing and returning your Proxy Card to Ben Franklin Financial, Inc. Proxies received by Ben Franklin Financial, Inc. that are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the annual meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of Ben Franklin Financial, Inc., Bernadine V. Dziedzic, at the address shown above, by returning a duly executed proxy bearing a later date by mail, as described on your Proxy Card or voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the record stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of Ben Franklin Financial, Inc. prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our shares of common stock, par value $0.01 per share, as of the close of business on March 19, 2010 are entitled to one vote for each share then held. As of March 19, 2010, there were 1,950,383 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR ALL NOMINEES proposed by the Board, to WITHHOLD AUTHORITY FOR ALL NOMINEES or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote is required for the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2010. Shares as to which the “ABSTAIN” box has been selected on the proxy card will be counted as shares represented and entitled to vote and will have the same effect as a vote against the matter. Broker non-votes are not entitled to vote on the matter.

Our management anticipates that Ben Franklin Financial, MHC, our majority stockholder, will vote all of its shares in favor of all the matters set forth above. If Ben Franklin Financial, MHC votes all of its shares in favor of each proposal, the approval of each proposal would be assured.

Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of March 19, 2010, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding

Ben Franklin Financial, MHC 830 East Kensington Road Arlington Heights, Illinois 60004	1,091,062	55.9%

Ben Franklin Financial, MHC, and all of our Directors and Executive Officers as a group (9 Directors and Officers)(2)	1,273,255	64.1%

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)	Includes shares of common stock held by Ben Franklin Financial, MHC, of which our executive officers and directors are also executive officers and directors. Excluding shares of common stock held by Ben Franklin Financial, MHC, our executive officers and directors owned 182,193 shares of common stock, or 8.2% of the outstanding shares. Does not include unallocated shares held by our employee stock ownership plan as of the record date. These shares are voted by the Trustee in the same proportion as the allocated shares are voted by the employee stock ownership plan participants.

PROPOSAL I — ELECTION OF DIRECTORS

Our Board of Directors consists of six members. Our bylaws provide that approximately one-third of the directors are to be elected annually. Our directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The Governance/Nominating Committee has nominated Bernadine V. Dziedzic and Nicholas J. Raino to serve as directors for three-year terms. Ms. Dziedzic and Mr. Raino are currently members of the Board of Directors.

The table below sets forth certain information regarding the composition of our Board of Directors as of March 19, 2010, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected. None of the shares beneficially owned by directors, executive officers or nominees to the board of directors have been pledged as security or collateral for any loans.

Name(1)	Age(2)	Positions Held in Ben Franklin Financial, Inc.	Director Since(3)	Current Term to Expire	Shares of Common Stock Beneficially Owned(4)	Percent of Class

NOMINEES

Bernadine V. Dziedzic	70	Director and Corporate Secretary	1998	2010	15,493(5)	*
Nicholas J. Raino	77	Director	2001	2010	14,888(6)	*

DIRECTORS CONTINUING IN OFFICE

Robert E. DeCelles	77	Director	1996	2011	16,388(7)	*
John R. Perkins	65	Director	2002	2011	14,855(8)	*
James M. Reninger	64	Director	2001	2012	17,359(9)	*
C. Steven Sjogren	64	Chairman of the Board, President and Chief Executive Officer	2001	2012	51,747(10)	2.6

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Glen A. Miller	52	Vice President and Chief Financial Officer	N/A	N/A	17,632(11)	*
Robin L. Jenkins	55	Senior Vice President and Chief Lending Officer	N/A	N/A	18,763(12)	*
Angie Plesiotis	45	Vice President and Chief Operations Officer	N/A	N/A	15,068(13)	*

* Less than 1%.

(1)	The mailing address for each person listed is 830 East Kensington Road, Arlington Heights, Illinois 60004.
(2)	As of April 5, 2010.
(3)	Reflects initial appointment to the Board of Directors of Ben Franklin Bank of Illinois. Each director of Ben Franklin Financial, Inc. is also a director of Ben Franklin Financial, MHC, which owns the majority of the issued and outstanding shares of common stock.
(4)	See definition of “beneficial ownership” in the table in “Voting Securities and Principal Holders Thereof.”
(5)	Includes 500 vested shares and 2,000 unvested shares of restricted stock, 473 shares held in the Ben Franklin Bank of Illinois ESOP and 2,520 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.
(6)	Includes 389 vested shares and 1,555 unvested shares of restricted stock, 10,000 shares are held in Mr. Raino’s trust and 1,944 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.
(7)	Includes 389 vested shares and 1,555 unvested shares of restricted stock, 10,000 shares held in Mr. DeCelles’ trust, 2,500 shares held in Mr. DeCelles’ spouse’s trust and 1,944 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.
(8)	Includes 389 vested shares and 1,555 unvested shares of restricted stock, 7,794 shares held in Mr. Perkins’ individual retirement account and 1,944 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.
(9)	Includes 389 vested shares and 1,555 unvested shares of restricted stock, 252 shares held by Mr. Reninger’s spouse, 1,000 shares held by Mr. Reninger’s accounting firm, for which he is a partner, 10,500 shares held by the accounting firm’s benefit plan and 1,944 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.
(10)	Includes 1,940 vested shares and 7,760 unvested shares of restricted stock, 1,597 shares held in the Ben Franklin Bank of Illinois ESOP, 10,000 shares held in Mr. Sjogren’s trust, 1,900 shares held in Mr. Sjogren’s individual retirement account, 10,000 shares held by Mr. Sjogren’s spouse’s trust and 9,600 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.
(11)	Includes 1,360 vested shares and 5,440 unvested shares of restricted stock, 1,032 shares held in the Ben Franklin Bank of Illinois ESOP, 3,000 shares held in Mr. Miller’s individual retirement account and 6,800 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.
(12)	Includes 700 vested shares and 2,800 unvested shares of restricted stock, 1,076 shares held in the Ben Franklin Bank of Illinois ESOP, 9,787 shares held in Mr. Jenkins’ individual retirement account and 4,400 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.
(13)	Includes 660 vested and 2,640 unvested shares of restricted stock, 806 shares held in the Ben Franklin Bank of Illinois ESOP, 5,905 shares held in Ms. Plesiotis’ individual retirement account and 3,600 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.

Directors

The principal occupation during the past five years of each of our directors is set forth below. All directors have held their present positions for five years unless otherwise stated.

C. Steven Sjogren has been the Chairman, President and Chief Executive Officer of Ben Franklin Bank of Illinois since 2002. Mr. Sjogren has extensive banking experience and served as President and Chief Executive

Officer of HomeBanc, Rockford, Illinois from 1981 until 1998 and Regional President of FirstStar Bank until 2000. We believe Mr. Sjogren’s long experience as a successful chief executive officer of community banks in both favorable and unfavorable economic climates makes him a valuable director.

Robert E. DeCelles is currently retired. He was a senior property supervisor with Community Specialist, Inc. from 2002 to 2006. He was employed in the real estate management and development industries for most of his career. From 1999 to 2002, Mr. DeCelles was the President and Chief Executive Officer of Ben Franklin Bank of Illinois. Mr. DeCelles currently serves as Trustee of the S.E.I.U. Local No. 1 Welfare and Pension Fund. We believe that Mr. DeCelles’ long real estate experience and experience as a bank chief executive officer makes him a valuable director.

Bernadine V. Dziedzic is currently the compliance officer and corporate secretary for Ben Franklin Bank of Illinois. She has been with Ben Franklin Bank of Illinois since 1998. We believe Ms. Dziedzic’s long experience in banking, compliance and general business makes her a valuable director.

John R. Perkins has been Treasurer of Perkins & Associates, LLC, Rockford, Illinois, which provides structured legal settlements for personal injury, wrongful death and workers compensation claims since 2005. Previously, he was a private investor. Mr. Perkins has approximately 25 years of banking experience in various positions and served as Executive Vice President of HomeBanc, Rockford, Illinois until 1998 and as Senior Vice President of FirstStar Bank from 1998 until 2000. He is a certified public accountant. We believe Mr. Perkins’ long experience as a successful senior officer of community banks in both favorable and unfavorable economic climates makes him a valuable director.

Nicholas J. Raino has been Chairman of the Board of Dale, Smith & Associates, an advertising and marketing firm specializing in financial institutions since 1972. Mr. Raino has served on the boards of three other depository institutions, two of which were publicly traded (Craigin Financial Corp. and Damen Financial Corp.) We believe Mr. Raino’s long experience in the banking industry makes him a valuable director.

James M. Reninger has been an owner of Whitfield & Reninger, Ltd., a public accounting firm located in Arlington Heights since 1996. He is a certified public accountant with over 30 years experience. We believe that Mr. Reninger’s long experience in public accounting makes him a valuable director.

Executive Officers who are not Directors

The principal occupation during the past five years of each of our executive officers (other than Mr. Sjogren) is set forth below. All executive officers have held their present positions for five years unless otherwise stated.

Glen A. Miller has been the Vice President and Chief Financial Officer of Ben Franklin Bank of Illinois since 2001. Previously, he was the Assistant Vice President, Financial Reporting and Analysis with Liberty Federal Bank, located in Hinsdale, Illinois from 1997 to 2001.

Robin L. Jenkins has been the Senior Vice President and Chief Lending Officer of Ben Franklin Bank of Illinois since 2006. Prior to joining Ben Franklin Bank of Illinois, he was Vice President of Mortgage Banking for Norstates Bank.

Angie Plesiotis has been the Chief Operations Officer and Vice President of Ben Franklin Bank of Illinois since 2000. Previously, she was Assistant Vice President and Branch Manager at St. Paul Federal Bank.

Board Independence

The Board of Directors has determined that as of the date of this proxy statement, Directors Perkins, DeCelles, Raino and Reninger are each “independent” within the meaning of the Nasdaq Stock Market corporate governance listing standards. Mr. Sjogren and Ms. Dziedzic are not independent by virtue of their being employees of Ben Franklin Bank of Illinois. In determining the independence of the directors listed above, the Board of Directors reviewed the following transaction: advertising fees paid to Dale, Smith & Associates, of which Director Raino is chairman, which did not exceed $500 in 2009.

Board Structure and Risk Oversight

Our Board of Directors is chaired by C. Steven Sjogren who is also our president and chief executive officer. We do not have a lead independent director. We believe our structure is appropriate given the relatively small size and simple operating philosophy of our organization. In addition, we note that we have never engaged in a transaction with an affiliate of our Chairman. As chief executive officer of our organization, Mr. Sjogren is in a better position than any other director to understand the challenges faced by our organization. As a result, he can recommend solutions and prioritize the agenda for Board action. We understand the risk that an inside Chairman of the Board could theoretically manage the Board agenda to limit the consideration of important issues relating to management. To minimize the risk involved with having a joint chairman and chief executive officer, the independent directors meet in executive sessions periodically to discuss certain matters such as the chief executive officer’s performance and his annual compensation as well as our independent audit and internal controls.

The Board of Directors is actively involved in oversight of risks that could affect Ben Franklin Financial, Inc. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Ben Franklin Financial, Inc. as well as through internal and external audits. Risks relating to the direct operations of Ben Franklin Bank of Illinois are further overseen by the Board of Directors of Ben Franklin Bank of Illinois, who are the same individuals who serve on the Board of Directors of Ben Franklin Financial, Inc. The Board of Directors of Ben Franklin Bank of Illinois also has additional committees that conduct risk oversight separate from Ben Franklin Financial, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Meetings and Committees of the Board of Directors

The business of Ben Franklin Financial, Inc. is conducted at regular and special meetings of the full Board and its standing committees. The standing committees consist of the Audit, Nominating and Compensation Committees. During the year ended December 31, 2009, the Board of Directors met at 12 regular meetings and one special meeting. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the board of directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served).

Audit Committee

The Audit Committee consists of Directors Reninger (Chairman), Perkins and Raino. Each member of the Audit Committee is “independent” as defined in the Nasdaq Stock Market corporate governance listing standards and under Securities and Exchange Commission Rule 10A-3. The Board of Directors has determined that director Reninger qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.benfrankbank.com.

Audit Committee Report

Our management is primarily responsible for our financial reporting and internal and disclosure controls. However, the Audit Committee is responsible for the relationship between our independent registered public accounting firm and us. The Audit Committee also receives reports with respect to our financial reporting, internal control over financial reporting and disclosure controls. In addition, the Audit Committee reviews our unaudited interim financial statements and audited year end financial statements. Finally, the Audit Committee maintains a procedure for confidential employee complaints regarding accounting matters.

The Audit Committee met four times during the year ended December 31, 2009. During these and subsequent meetings:

•

Management represented to the Audit Committee that our consolidated financial statements for the year ended December 31, 2009 were prepared in accordance with accounting principles generally accepted in the United States of America;

•	The Audit Committee reviewed and discussed such consolidated financial statements with management and the independent registered public accounting firm;

•

The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, including the quality (not just the acceptability) of the relevant accounting principles, the reasonableness of the significant judgments, and the clarity of the included disclosures;

•

The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and have discussed with the independent registered public accounting firm their independence from us; and

•	The Audit Committee met with the independent registered public accounting firm to discuss the results of its audit and the overall quality of our financial reporting.

In performing these functions, the Audit Committee acted only in an oversight capacity. In this oversight role, the Audit Committee relied on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and on the independent registered public accounting firm which, in its report, expressed an unqualified opinion on our financial statements. The Audit Committee’s oversight did not provide it with an independent basis to determine whether management utilized appropriate accounting and financial accounting standards and complied with applicable laws and regulations. Furthermore, the Audit Committee’s review and discussions with management and the independent registered public accounting firm did not assure that our financial statements were audited in accordance with U.S. generally accepted auditing standards or that our independent registered public accounting firm was in fact “independent.”

In reliance on the above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of Crowe Horwath LLP as our independent registered public accounting firm for the year ending December 31, 2010.

This report has been provided by the Audit Committee, which consists of Directors Reninger, Perkins and Raino.

Governance/Nominating Committee

The Governance/Nominating Committee consists of Directors DeCelles (Chairman), Perkins and Raino. Each member of the Governance/Nominating Committee is considered “independent” as defined in the Nasdaq Stock Market corporate governance listing standards. Our Board of Directors has adopted a written charter for the Governance/Nominating Committee, which is available on our website at www.benfrankbank.com. The Governance/Nominating Committee met one time during the year ended December 31, 2009.

The functions of the Governance/Nominating Committee include the following:

•	indentifying individuals qualified to become members of the Board of Directors and selecting director nominees to be presented for stockholder approval;

•	developing and recommending to the Board of Directors standards for the selection of individuals to be considered for election or re-election to the Board of Directors;

•	adopting procedures and considering the submission of recommendations by stockholders for nominees for election to the Board of Directors;

•

reviewing the structure and performance of the Board of Directors and its committees and making recommendations with respect to the Board of Directors and its committees, including size and composition; and

•	making recommendations regarding developing corporate governance guidelines.

The Governance/Nominating Committee begins the nominee identification process by evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. Thus, under some circumstances, the Governance/Nominating Committee may choose not to consider an unsolicited recommendation.

If any member of the Board does not wish to continue in service, or if the Governance/Nominating Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Governance/Nominating Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. In considering director candidates, the Committee will seek persons who, at a minimum, satisfy the following criteria:

•	the highest personal and professional ethics and integrity and whose values are compatible with our values;

•	experience and achievements that have given them the ability to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	a familiarity with the communities in which we operate and/or is actively engaged in community activities;

•	involvement in other activities or interests that do not create a conflict with their responsibilities to Ben Franklin Financial, Inc. and its stockholders; and

•	the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The Governance/Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq Stock Market corporate governance listing standards. Although the Governance/ Nominating Committee and the Board do not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in the identification process. While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, the Governance/Nominating Committee and the Board will also evaluate a potential director nominee’s personal character, community involvement, and willingness to serve so that he or she can help further our role as a community-based financial institution.

Procedures for the Recommendation of Director Nominees by Stockholders. The Governance/Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Governance/Nominating Committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for Director by writing to us at 830 East Kensington Road, Arlington Heights, Illinois 60004, Attention: Chairman, Governance/Nominating Committee. The Chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of our proxy materials for the preceding year’s annual meeting.

The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•

the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•

the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Ben Franklin Financial, Inc. or its affiliates;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement of the candidate that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in our Bylaws.

Stockholder Communications with the Board. A stockholder of Ben Franklin Financial, Inc. who wants to communicate with the Board of Directors or with any individual director can write to us at 830 East Kensington Road, Arlington Heights, Illinois 60004, Attention: Chairman, Governance/Nominating Committee. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chairman will:

•	forward the communication to the director or directors to whom it is addressed;

•

attempt to handle the inquiry directly, or forward the communication for response by an employee of Ben Franklin Financial, Inc. For example, a request for information about us on a stock-related matter may be forwarded to our stockholder relations officer; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, the Chairman shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Compensation Committee

The Compensation Committee consists of Directors Perkins (Chairman), Raino and Reninger. None of these individuals was an officer or employee of Ben Franklin Financial, Inc. during the year ended December 31, 2009, or is a former officer of Ben Franklin Financial, Inc. or Ben Franklin Bank of Illinois. Each member of the Compensation Committee is considered “independent” as defined in the Nasdaq Stock Market corporate governance listing standards. The committee meets on an as needed basis. Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.benfrankbank.com. The Compensation Committee met one time during the year ended December 31, 2009.

The role of the Compensation Committee is to review annually the performance and compensation levels of our executive officers and directors and recommend compensation, including salary, bonus, incentive and equity compensation of our executive officers and directors to the Board of Directors. C. Steven Sjogren, our President and Chief Executive Officer, does not participate in Compensation Committee discussions or recommendations relating to the determination of his compensation. The Compensation Committee also reviews and makes recommendations regarding certain of our other compensation policies, plans and programs. The Compensation Committee also administers our newly adopted Equity Incentive Plan. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.

The Compensation Committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial and stock performance of Ben Franklin Financial, Inc. and its subsidiary, Ben Franklin Bank of Illinois. It is intended that our executive compensation program will enable us to attract, develop and retain talented executive officers who are capable of maximizing our performance for the benefit of the stockholders. Our compensation program has three key elements of total direct compensation: base salary, annual incentive compensation and long-term incentives.

While the Compensation Committee does not use strict numerical formulas to determine changes in compensation, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the profitability and scope of our operations, the experience, expertise and management skills of the executive officers and their roles in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly sized institutions. While each of the quantitative and non-quantitative factors described above was considered by the Compensation Committee, such factors were not assigned a specific weight in evaluating the performance of the chief executive officer and other executive officers. Rather, all factors were considered.

Base Salaries. Base salary and changes to base salary reflect a variety of factors including the results of the independent review of the competitiveness of the total compensation program, the individual’s performance and contribution to our long-term goals, performance targets, our financial performance and other relevant factors.

Annual Incentive Compensation. Payouts related to annual incentive compensation are based on the attainment of annual performance objectives. Individual payouts are a function of our financial performance and the performance of the individual executive based upon goals established and approved by the Compensation Committee. The Compensation Committee believes that this formula provides a direct link between financial performance and actual compensation.

Long-Term Incentives. The Compensation Committee believes that long-term incentives, specifically stock options and stock awards, are a key component of our executive and director compensation programs. These incentives strongly align the rewards provided to executives with the value created for stockholders through stock price appreciation. On March 26, 2008, our stockholders approved the Ben Franklin Financial, Inc. Equity Incentive Plan at a special meeting of stockholders. On April 17, 2008, we granted 86,740 stock options and 34,476 shares of restricted stock to employees and directors of Ben Franklin Bank of Illinois.

Attendance at Annual Meetings of Stockholders

Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend these meetings absent unavoidable scheduling conflicts. All directors attended our 2009 annual meeting of stockholders.

Code of Ethics

We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The Code of Ethics has been filed as Exhibit 14 to our Annual Report on Form 10-KSB for the year ended December 31, 2006. Amendments to and waivers from the Code of Ethics will be filed with the Securities and Exchange Commission.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The officers and directors of Ben Franklin Financial, Inc. and beneficial owners of greater than 10% of our shares of common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership. Securities and Exchange Commission rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the shares of common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports no officer, director or 10% beneficial owner of Ben Franklin Financial, Inc. failed to file such ownership reports on a timely basis for the year ended December 31, 2009.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

      The following table sets forth for the years ended December 31, 2009 and 2008 certain information as to the total compensation paid by us to Mr. Sjogren, who serves as President and Chief Executive Officer, Mr. Miller, who serves as Vice President and Chief Financial Officer and Mr. Jenkins, who serves as Senior Vice President and Chief Lending Officer (“Named Executive Officers”).

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(2)	All other compensation ($)(3)	Total ($)
C. Steven Sjogren,	2009	178,250	—	—	—	10,754	189,004
President and Chief Executive Officer	2008	184,000	5,000	90,792	54,720	13,249	347,761
Glen A. Miller,	2009	112,505	—	—	—	1,477	113,982
Vice President and Chief Financial Officer	2008	116,134	5,000	63,648	38,760	3,125	226,667
Robin L. Jenkins,	2009	122,547	—	—	—	1,557	124,104
Senior Vice President and Chief Lending Officer	2008	126,500	1,500	32,760	25,080	3,220	189,060

(1)	Represents the grant date fair value of the stock awards received by the Named Executive Officers under the Ben Franklin Financial, Inc. Equity Incentive Plan. The grant date fair value of the stock awards has been computed in accordance with the stock-based compensation accounting rules (FASB ASC Topic 718, formerly FAS 123R) for 2008. A discussion of the assumptions used in calculating the award values may be found at footnote 8 to our audited consolidated financial statements in our Annual Report on Form 10-K. 2008 amounts have been restated to conform to changes in SEC rules.
(2)	Represents the grant date fair value of the option awards received by the Named Executive Officers under the Ben Franklin Financial, Inc. Equity Incentive Plan. The grant date fair value of the options has been computed in accordance with the stock-based compensation accounting rules (FASB ASC Topic 718, formerly FAS 123R) for 2008. A discussion of the assumptions used in calculating the award values may be found at footnote 8 to our audited consolidated financial statements in our Annual Report on Form 10-K. 2008 amounts have been restated to conform to changes in SEC rules.
(3)	Includes value as of December 31, 2009 and 2008 of allocated ESOP shares. Allocated ESOP shares in 2009 were 886 for Mr. Sjogren, 569 for Mr. Miller, and 599 for Mr. Jenkins. Allocated ESOP shares in 2008 were 711 for Mr. Sjogren, 463 for Mr. Miller, and 477 for Mr. Jenkins. Includes director fees of $8,450 paid to Mr. Sjogren in 2009 and 2008, respectively. For the years ended December 31, 2009 and 2008, no Named Executive Officer received perquisites or personal benefits that exceeded $10,000.

Employment Agreements. Ben Franklin Bank of Illinois entered into similar employment agreements with each of Messrs. Sjogren, Miller and Jenkins. The agreements were amended and restated effective as of January 28, 2008 in order to conform the agreements to changes in the tax laws under Internal Revenue Code Section 409A. Each of these agreements has a term of up to three years, except for Mr. Jenkins’ agreement, which has a term of one year. On March 1st of each year, each agreement will be renewed for an additional year so that the remaining term will be three years (one year for Mr. Jenkins), subject to non-renewal and termination as provided in the agreements. Under the agreements, the base salaries for Messrs. Sjogren, Miller and Jenkins are $184,000, $116,134 and $126,500, respectively. Effective May 2009, senior management elected to voluntarily reduce their salaries by 5.0% in an effort to reduce non-interest costs, resulting in salaries for Messrs. Sjogren, Miller and Jenkins of $174,800, $110,327 and $120,175, respectively. These salary levels will be restored upon improvement in our financial performance in the future. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee retirement and fringe benefit plans applicable to executive employees. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following an event of termination. An event of termination will include (i) the involuntary termination of the executive’s employment for reasons other than for cause, disability or retirement; (ii) the executive’s resignation during the term of the agreement following (a) a failure to elect or reelect or to appoint or reappoint the executive to his executive position, or if the executive is also a director for the bank, the failure to nominate or re-nominate the executive as a director, (b) a material change in the nature or scope of the executive’s authority resulting in a reduction of the responsibility, scope, or importance of executive’s position, (c) relocation of executive’s office by more than 45 miles, (d) a material reduction in the benefits or perquisites paid to the executive unless such reduction is employer-wide, (e) the liquidation or dissolution of Ben Franklin Bank of Illinois, or (f) a material breach of the employment agreement by Ben Franklin Bank of Illinois; or (iii) the executive’s involuntary termination or resignation as a result of any event described in subparagraph (ii) above, except for a liquidation or dissolution of Ben Franklin Bank of Illinois, following a change in control of Ben Franklin Bank of Illinois or Ben Franklin Financial, Inc. Upon an event of termination, the executive would be entitled to a severance payment equal to (i) the remaining base salary and bonus that the executive would have earned under the agreement if the executive had continued employment through the end of the term of the agreement and had earned the maximum bonus or incentive award in each calendar year that ends during the remaining term of the agreement, plus (ii) the value of the amount that would have been contributed to any employee benefit plan for the benefit of the executive during the remaining period of the agreement. Such benefit will be paid in the form of a single cash lump distribution within 30 days following the executive’s date of termination (but note that Internal Revenue Code Section 409A may require that the payment will be made on the first day of the seventh month following the executive’s date of termination if the executive is a “specified employee” under IRS rules). In addition, the executive would be entitled, at no expense to the executive, to the continuation of non-taxable medical coverage for the remaining period of the agreement. In the event of a change in control of Ben Franklin Bank of Illinois or Ben Franklin Financial, Inc., as defined in the agreements, for the purposes of calculating benefits under the above agreements, the remaining term of the agreements should be deemed to be three years except in the case of Mr. Jenkins which would be one year.

Notwithstanding the above, any severance payments (including payments made in the event of a change in control) to which executive would be entitled, to the extent necessary to comply with Office of Thrift Supervision regulations, shall not exceed three times his average annual compensation over the most recent five taxable years. In addition, in the event payments to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, payments under the employment agreements with Ben Franklin Bank of Illinois would be reduced in order to avoid this result.

In the event of executive’s death, his estate or beneficiaries will be paid executive’s base salary for one year from executive’s death. If the executive becomes disabled, he will be entitled to receive benefits under any disability program sponsored by Ben Franklin Bank of Illinois. Upon retirement at age 65 or such later date determined by the board, executive will receive only those benefits to which he is entitled under any retirement plan of Ben Franklin Bank of Illinois to which he is a party.

Upon termination of the executive’s employment other than in connection with a change in control, disability, or as result of the expiration of the agreement’s term following a notice of non-renewal, the executive agrees not to compete with Ben Franklin Bank of Illinois for a period of one year following termination of employment in any town, city, or county in which there is currently a branch of Ben Franklin Bank of Illinois or any subsidiary of Ben Franklin Financial, Inc., or in which Ben Franklin Bank of Illinois, or a subsidiary has filed an application for regulatory approval to establish an office.

Employee Stock Ownership Plan. Ben Franklin Bank of Illinois maintains an employee stock ownership plan. Employees who are at least 21 years old, who have at least one year of employment with Ben Franklin Bank of Illinois are eligible to participate. In 2006, the employee stock ownership plan borrowed funds from Ben Franklin Financial, Inc. and used those funds to purchase 77,763 shares of common stock for the plan. The loan will be repaid principally from discretionary contributions by Ben Franklin Bank of Illinois to the employee stock ownership plan over a period of not more than 15 years. Collateral for the loan is the common stock purchased by the employee stock ownership plan. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants’ accounts as the loan is repaid.

Shares released from the suspense account are allocated among participants’ accounts on the basis of their compensation earned in the year of allocation compared to the total compensation earned by all active participants. Benefits under the plan will become vested at the rate of 20% per year, starting upon completion of two years of credited service, and will be fully vested upon completion of six years of credited service. Participants’ interest in their accounts under the plan also fully vest in the event of termination of service due to the participants’ normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable generally upon the participants’ termination of service with Ben Franklin Bank of Illinois, and will be paid in the form of Ben Franklin Financial, Inc. common stock, or to the extent participants’ accounts contain cash, benefits will be paid in cash. However, participants have the right to elect to receive their benefits entirely in the form of common stock.

Outstanding Equity Awards Table. Set forth below is certain information regarding outstanding equity awards granted to the Named Executive Officers at December 31, 2009.

Outstanding Equity Awards at Fiscal Year-End
Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)	Equity incentive plan awards: number of securities underlying unexercised earned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)
C. Steven Sjogren, President and Chief Executive Officer	4,800	19,200	—	9.36	4/17/2018	7,760	20,176
Glen A. Miller, Vice President and Chief Financial Officer	3,400	13,600	—	9.36	4/17/2018	5,440	14,144
Robin L. Jenkins, Senior Vice President and Chief Lending Officer	2,200	8,800	—	9.36	4/17/2018	2,800	7,280

(1)	The stock options listed above vest at a rate of 20% per year over the first five years of the ten-year option term. Vesting begins on April 17, 2009 and each anniversary thereafter through April 17, 2013.
(2)	This amount is based on the fair market value of Ben Franklin Financial, Inc. common stock on December 31, 2009 of $2.60.

Equity Incentive Plan. Our stockholders approved the equity incentive plan at our March 24, 2008 Special Meeting of Stockholders. The purpose of the plan is to provide our officers, employees and directors with additional incentives to promote our growth and performance.

The plan authorizes the issuance of up to 136,085 shares of our common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, and restricted stock awards. No more than 38,881 shares may be issued as restricted stock awards, and no more than 97,204 shares may be issued pursuant to the exercise of stock options and stock appreciation rights. Employees and directors of Ben Franklin Financial, Inc. or its subsidiaries are eligible to receive awards under the plan. Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights or restricted stock awards as follows.

No awards under the plan will vest at an overall rate in excess of 20% per year beginning from the date of grant of the award, however, in the event of an award recipient’s death, disability or involuntary termination of service following a change in control, all unvested awards granted to such person will fully vest.

The number of stock option and restricted stock awards that were granted to our Named Executive Officers is reflected above in the Outstanding Equity Awards Table.

Compensation of Directors

     The following table sets forth the compensation paid to directors, excluding Mr. Sjogren, during the year ended December 31, 2009.

Director Compensation
Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Option awards ($)(2)	All other compensation ($)(3)	Total ($)
Robert E. DeCelles	8,650	—	—	—	8,650
Bernadine V. Dziedzic	8,450	—	—	—	8,450
John R. Perkins	10,650	—	—	—	10,650
Nicholas J. Raino	9,200	—	—	—	9,200
James M. Reninger	9,900	—	—	—	9,900

(1)	Outstanding restricted stock awards at December 31, 2009 were 1,555 for Mr. DeCelles, 2,000 for Ms. Dziedzic, 1,555 for Mr. Perkins, 1,555 for Mr. Raino, and 1,555 for Mr. Reninger.
(2)	Outstanding stock options at December 31, 2009 were 4,860 for Mr. DeCelles, 6,300 for Ms. Dziedzic, 4,860 for Mr. Perkins, 4,860 for Mr. Raino, and 4,860 for Mr. Reninger.
(3)	Does not reflect salary received by Ms. Dziedzic as an employee of Ben Franklin Bank of Illinois. No Director received perquisites or personal benefits that exceeded $10,000.

Ben Franklin Bank of Illinois pays each director a fee of $650 for each meeting attended and a fee of $125 for each committee meeting attended. Fees for the chairman of the audit committee and for all other committee chairman are $300 and $200 respectively for each meeting. Ben Franklin Financial, Inc. does not pay any meeting or committee fees. Employee directors do not receive fees for committee meetings attended.

Transactions with Certain Related Persons

In the ordinary course of business, Ben Franklin Bank of Illinois makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including collateral, as comparable loans to other borrowers. We believe that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees. Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of disinterested members of the board of directors. The interest rate on loans to directors and officers is the same as that offered to other borrowers. For the year ended December 31, 2009, we had no transactions with directors or executive officers that exceeded $120,000.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the year ended December 31, 2009 was Crowe Horwath LLP. Our Audit Committee has approved the engagement of Crowe Horwath LLP to be our independent registered public accounting firm for the year ending December 31, 2010, subject to the ratification of the engagement by our stockholders as required by our Bylaws. At the annual meeting, the stockholders will consider and vote on the ratification of the engagement of Crowe Horwath LLP for the year ending December 31, 2010. A representative of Crowe Horwath LLP is expected to attend the annual meeting to respond to appropriate questions and to make a statement if he so desires.

Although stockholder ratification of the independent registered public accounting firm is required by our Bylaws, even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of Ben Franklin Financial, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Horwath LLP during the year ended December 31, 2009 and the year ended December 31, 2008.

	Year Ended December 31, 2009	Year Ended December 31, 2008

Audit Fees	$97,330	$99,939
Audit-Related Fees	—	—
Tax Fees	$14,300	$14,900
All Other Fees	—	—

Audit Fees. Audit fees for 2009 and 2008 were for professional services rendered for the audits of our consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-Q and consents and other matters regarding SEC filings.

Audit-Related Fees. There were no audit-related fees for the years ended December 31, 2009 and 2008.

Tax Fees. All of the tax fees billed in 2009 and 2008 were for services related to tax compliance. No tax planning and advice services were provided in 2009 or 2008.

All Other Fees. There were no other fees for the years ended December 31, 2009 and 2008.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services rendered, is compatible with maintaining the independence of Crowe Horwath LLP. The Audit Committee concluded that performing such services does not affect the independence of Crowe Horwath LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All audit-related fees, tax fees and all other fees described above were approved either as part of our engagement of Crowe Horwath LLP or pursuant to the pre-approval policy described above.

In order to ratify the selection of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2010, the proposal must receive at least a majority of the votes represented at the annual meeting, without regard to broker non-votes, in favor of such ratification. The Audit Committee of the Board of Directors recommends a vote “FOR” the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2010.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED

AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary. To be timely a stockholder’s notice must be delivered to or mailed and received at our principal executive offices no later than five days before the date of the meeting. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business, (c) the class and number of shares of Ben Franklin Financial, Inc. which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of our Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2010 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 830 East Kensington Road, Arlington Heights, Illinois 60004, no later than December 7, 2010. If the date of the 2010 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Ben Franklin Financial, Inc. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares of common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally, by telegraph, telephone or other forms of communication without additional compensation. Our Annual Report on Form 10-K for the year ended December 31, 2009 has been mailed to all stockholders of record as of March 19, 2010. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing us.

BY ORDER OF THE BOARD OF DIRECTORS

Bernadine V. Dziedzic
Corporate Secretary

Arlington Heights, Illinois

April 5, 2010

REVOCABLE PROXY

BEN FRANKLIN FINANCIAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 5, 2010

    The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Ben Franklin Financial, Inc. (the “Company”) which the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders (the “Meeting”) of Ben Franklin Financial, Inc. to be held at the main office of Ben Franklin Bank of Illinois, 830 East Kensington Road, Arlington Heights, Illinois at 10:00 a.m., (central time) on May 5, 2010. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

1.	The election as directors of all nominees listed below (except as marked to the contrary below)	FOR	WITHHOLD ALL	FOR ALL EXCEPT
		☐	☐	☐
Bernadine V. Dziedzic Nicholas J. Raino INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

2.	The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, after notification to the Secretary of Ben Franklin Financial, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force or effect. This proxy may also be revoked by sending written notice to the Secretary of Ben Franklin Financial, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy card prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from Ben Franklin Financial, Inc. prior to the execution of this proxy of a Notice of the Meeting, the Annual Report for the year ended December 31, 2009, including audited financial statements, and a proxy statement dated April 5, 2010.

Dated: , 2010	☐ Check Box if You Plan to Attend Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly

in the enclosed postage-prepaid envelope.